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                               WM VARIABLE TRUST

                      SUPPLEMENT DATED DECEMBER 5, 2001 TO
                          PROSPECTUS DATED MAY 1, 2001

     1. On December 5, 2001, the Board of Trustees of WM Trust II, on behalf of its Growth Fund series, approved, and recommended shareholder approval of, separate Investment Sub-Advisory Agreements between WM Advisors, Inc. and each of (i) Columbia Management Company, (ii) OppenheimerFunds, Inc., and (iii) Janus Capital Corporation ("Janus"). Each Sub-Advisory Agreement, if approved, will take effect beginning March 1, 2002 (in the case of the new Sub-Advisory Agreement with Janus, on the date the former Sub-Advisory Agreement with Janus terminates, expected to be March 28, 2002). Janus currently serves as sole sub-advisor to the Fund and as such is responsible for the day-to-day management of all of the Fund's assets. WM Advisors, Inc. ("WM Advisors") believes that, given the relatively volatile nature of growth equity investing, the Fund could benefit from reduced volatility by allocating its assets among three sub-advisors, each of which will invest in equity securities of growth companies using its own distinct investment process. WM Advisors will determine the proportion of the Fund's assets, if any, to be managed by each sub-advisor.

     Accordingly, effective March 1, 2002, subject to shareholder approval, the following changes are made to the Prospectus:

          a. The following disclosure is inserted following at the end of the section "Advisor and Sub-Advisors":

             "COLUMBIA MANAGEMENT COMPANY, 1300 S.W. Sixth Avenue, Portland, Oregon 97201, acts as sub-advisor to the Growth Fund. Columbia has been in the investment management business since 1969. As of December 1, 2001, Columbia and its affiliates had aggregate assets under management of approximately $19 billion. Columbia is an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation.

             "OPPENHEIMERFUNDS, INC., 1295 State Street, Springfield, Massachusetts 01111, acts as sub-advisor to the Growth Fund. Openheimer has been in the investment management business since 1960. As of October 1, 2001, Oppenheimer, together with its affiliates and subsidiaries, had aggregate assets under management of approximately $120 billion. Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company."

          b. The following disclosure will be inserted under the heading "Individual Fund Managers":

             "Alexander S. Macmillan III, CFA, will be primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Columbia. Mr. Macmillan, a Senior Vice President and Lead Portfolio Manager for Large Cap Growth, has been employed by Columbia since 1989.

             "Jane Putnam, CFA, will be primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Oppenheimer. Ms. Putnam, a Vice President and Portfolio Manager, joined Oppenheimer in 1994."

          c. The first sentence of the final paragraph on page 36 of the Prospectus is replaced by the following: "Warren B. Lammert, CFA, has had primary responsibility for the day-to-day management of the portion of the Growth Fund managed by Janus since the Fund's inception in 1993."

     2. On December 5, 2001, the Board of Trustees of WM Variable Trust, on behalf of on behalf of its Growth Fund of the Northwest series (the "Northwest Fund"), approved an amendment to the Northwest Fund's investment objective. Effective March 1, 2002, the Northwest Fund's investment objective will become "long-term growth of capital." In addition, the Northwest Fund will be renamed the "West Coast Equity Fund."
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     Accordingly, effective March 1, 2002, the following changes are made to the
Prospectus:

          a. The first sentence following the heading "Principal Investment Strategies and Risks" in the Prospectus is replaced by the following sentence: "The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington."

          b. Following the second paragraph under the heading "Principal Investment Strategies and Risks," the following disclosure is added: "Under normal circumstances, at least 80% of the Fund's total assets will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: 1) principal executive offices located in the region, or 2) over 50% of their work force employed in the region, or 3) over 50% of their sales within the region."

          c. In addition, the description of the Northwest Fund in the section "Description of the Portfolios and Funds" is amended and restated in its entirety by the following:

             "WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's total assets will be invested in the common stocks of West Coast companies.

             The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 25% of its assets in REITs.

             Because the Fund concentrates its investments in companies located or doing business in the West Coast region, the Fund is not intended as a complete investment program, and could be adversely impacted by economic trends within this six-state area."

     3. The second sentence of the first paragraph under the heading "Individual Fund Managers" is replaced by the following: "Dan Coleman, Vice President and Senior Portfolio Manager of the Advisor, has been responsible for the day to day management of the Mid Cap Fund since December, 2001. Mr. Coleman joined WM Advisors in October, 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member/General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000."

     4. The two final sentences of the first paragraph under the heading "Individual Fund Managers" are deleted.

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